Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 14, 2018 (this “Amendment”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party to the Credit Agreement defined below (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party hereto.

WITNESSETH:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement, dated as of April 29, 2016 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 23, 2016, the Second Amendment to Amended and Restated Credit Agreement, dated as of May 24, 2017, and the Third Amendment to Amended and Restated Credit Agreement, dated as of December 12, 2017, and as further amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrowers as provided therein. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement;

WHEREAS, pursuant to and in accordance with Subsection 2.11 of the Credit Agreement, the Borrower Representative has requested that Specified Refinancing Term Loans in an aggregate principal amount of up to $347,371,288.85 be made available to the Borrowers, and the New Tranche E Term Lenders (as defined in Subsection 1.1(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the New Tranche E Term Lenders will make Specified Refinancing Term Loans in the form of Tranche E Term Loans (as defined in Subsection 1.1(b)(i) hereof) and (b) that the proceeds of the Tranche E Term Loans provided by the New Tranche E Term Lenders will be used to repay the Tranche D Term Loans that are not exchanged for Tranche E Term Loans pursuant to this Amendment and for other purposes not prohibited by the Credit Agreement and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of either Borrower and the Administrative Agent, to effect the Incurrence of the Tranche E Term Loans;

WHEREAS, certain Lenders holding Tranche D Term Loans (each, an “Existing Tranche D Term Lender” and, collectively, the “Existing Tranche D Term Lenders”) have elected, and the Borrower Representative has agreed, to either (i) exchange (by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement) all or a portion of the outstanding principal amount (or lesser amount allocated to such Lender by the Administrative Agent) of their Tranche D Term Loans for Tranche E Term Loans and/or (ii) have all or a portion of the outstanding principal amount of their Tranche D Term Loans repaid, in each case, on the Fourth Amendment Effective Date by executing and delivering a Signature Page to Amendment in the form attached as Exhibit A hereto (an “Existing Tranche D Lender Signature Page”);

WHEREAS, on the Fourth Amendment Effective Date, immediately following the Fourth Amendment Effective Time and the effectiveness of the 2018 Increase Supplement (as defined in Subsection 1.1(b)(i) hereof), each Supplemental Tranche E Term Lender (as defined in Subsection 1.1(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth in the 2018 Increase Supplement (as defined in Subsection 1.1(b)(i) hereof), that each such Supplemental Tranche E Term Lender will make Tranche E Term Loans in an aggregate principal amount not to exceed the amount set forth opposite such Supplemental Tranche E Term Lender’s name under the heading “2018 Supplemental Term Loan Commitments” on Annex I hereto;

WHEREAS, the Tranche E Term Loans held by Exchanging Tranche D Lenders (as defined in Subsection 1.1(b)(i) hereof), New Tranche E Term Lenders and Supplemental Tranche E Term Lenders will constitute one Tranche of Tranche E Term Loans and will otherwise have the terms as set forth in the Credit Agreement;

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Collateral Agent have agreed to certain other amendments to the terms of the Credit Agreement as set forth in this Amendment;

WHEREAS, the Borrowers and the Guarantors have entered into that certain Term Loan Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”), dated as of December 23, 2013, among the Borrowers, the Guarantors and the Collateral Agent (as successor to ING Capital LLC as term loan agent);

WHEREAS, the parties hereto consent to an amendment of the Guarantee and Collateral Agreement as set forth herein; and

WHEREAS each of UBS Securities LLC, Bank of America, N.A., Goldman Sachs Bank USA, ING Capital LLC, HSBC Securities (USA) Inc., JPMorgan Chase Bank N.A., Deutsche Bank Securities Inc. and Natixis, New York Branch have acted as Lead Arrangers and Documentation Agents in connection with this Amendment.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now, or hereafter made to or for the benefit of the Borrowers by the Lenders, it hereby is agreed as follows:

Article I

AMENDMENTS

Section 1.1        Specified Refinancing Facility and Supplemental Facility Amendments.

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(a)        The Tranche E Term Loans extended by the New Tranche E Term Lenders shall be deemed to be “Specified Refinancing Term Loans” and “Tranche E Term Loans”, the 2018 Supplemental Term Loans extended by the Supplemental Tranche E Term Lenders shall be deemed to be “Supplemental Term Loans” and “Tranche E Term Loans”, the New Tranche E Term Lenders shall be deemed to be “Specified Refinancing Lenders”, the Tranche E Term Loans representing the Tranche D Term Loans exchanged by the Existing Tranche D Term Lenders by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement shall be deemed to be “Rollover Indebtedness”, the Supplemental Tranche E Term Lenders shall be deemed to be “Additional Incremental Lenders” and this Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Amendment, the 2018 Increase Supplement and the other Loan Documents. The Borrower Representative and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each New Tranche E Term Lender that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b)        Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)       by adding the following new defined terms in the appropriate alphabetical order:

“2018 Increase Supplement”: the Increase Supplement delivered to the Administrative Agent as of the Fourth Amendment Effective Date immediately following the Fourth Amendment Effective Time.

“2018 Supplemental Term Loans”: the Tranche D Term Loans made on the Fourth Amendment Effective Date following the effectiveness of the 2018 Increase Supplement by each Supplemental Tranche E Term Lender.

“Exchanging Tranche D Lender”: as defined in Subsection 2.1(e)(ii).

“Existing Tranche D Term Lenders”: those Lenders holding a Tranche D Term Loan immediately prior to the Fourth Amendment Effective Date.

“Fourth Amendment”: the Fourth Amendment to Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date”: as defined in Article II of the Fourth Amendment.

“Fourth Amendment Effective Time”: as defined in Article II of the Fourth Amendment.

“New Tranche E Term Lenders”: as defined in Subsection 2.1(e)(i).

“Supplemental Tranche E Term Lenders”: each Lender holding a Supplemental Term Loan Commitment pursuant to the 2018 Increase Supplement.

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“Tranche E Effective Date Transactions”: (i) the entry into the Fourth Amendment and the 2018 Increase Supplement, (ii) the Incurrence of the Tranche E Term Loans (including via an exchange of the Tranche D Term Loans for Tranche E Term Loans), (iii) the repayment of the Tranche D Term Loans or exchange by the Exchanging Tranche D Lenders of the Tranche D Term Loans through a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Tranche E Term Lender”: any Lender having a Tranche E Term Loan Commitment and/or a Tranche E Term Loan outstanding hereunder.

“Tranche E Term Loans”: the term loans made by the New Tranche E Term Lenders on the Fourth Amendment Effective Date pursuant to the Fourth Amendment, as increased by the amount of the 2018 Supplemental Term Loans made on the Fourth Amendment Effective Date following the effectiveness of and pursuant to the 2018 Increase Supplement.

“Tranche E Term Loan Commitment”: as to any Lender, its obligation to make Tranche E Term Loans to the Borrowers (a) pursuant to Subsection 2.1(e) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-4 under the heading “Tranche E Term Loan Commitments” and (b) following effectiveness of the 2018 Increase Supplement, pursuant to the 2018 Increase Supplement or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Tranche E Term Loan Commitment assigned to such Assignee pursuant to Subsection 11.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Tranche E Term Loan Commitments.” The original aggregate amount of the Tranche E Term Loan Commitments on the Fourth Amendment Effective Date under the Fourth Amendment and the 2018 Increase Supplement is $447,371,288.85.

“Tranche E Term Loan Facility”: the Tranche E Term Loan Commitments and the Extensions of Credit made thereunder.

(ii)       by (1) deleting the word “and” immediately preceding “(d)” in the first paragraph of the definition of “Applicable Margin” and (2) adding after clause (d) in the first paragraph of the definition of “Applicable Margin” “, and (e) Tranche E Term Loans (i) with respect to ABR Loans, 1.75% per annum and (ii) with respect to Eurodollar Loans, 2.75% per annum.”

(iii)       by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Original Initial Term Loan Facility, (b) the Tranche B Term Loan Facility, (c) the Tranche C Term Loan Facility, (d) the Tranche D Term Loan Facility, (e) the Tranche E Term Loan Facility, (f) Incremental Term Loans of the same Tranche, (g) any Extended Term Loans of the same Extension Series, (h) any Specified Refinancing Term Loans of the same Tranche (other than Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans or Tranche E Term Loans) and (i) any other committed facility hereunder and the Extensions of Credit made thereunder, and collectively, the “Facilities”.”

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(iv)       by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan”: shall mean, collectively, the Original Initial Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Tranche D Term Loans and the Tranche E Term Loans.”

(v)       by amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment”: as to any Lender, the Original Initial Term Loan Commitment (if any), the Tranche B Term Loan Commitment (if any), the Tranche C Term Loan Commitment (if any), the Tranche D Term Loan Commitment (if any) and the Tranche E Term Loan Commitment (if any).”

(vi)       by amending and restating the definition of “Initial Term Loan Maturity Date” as follows:

““Initial Term Loan Maturity Date”: with respect to the Original Initial Term Loans, the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans, April 29, 2022 and with respect to the Tranche E Term Loans, October 29, 2024.”

(vii)       by amending and restating the definition of “Tranche” as follows:

““Tranche”: with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Original Initial Term Loans or Original Initial Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments and any 2016 Supplemental Term Loans added to such Tranche pursuant to the 2016 Increase Supplement, (3) Tranche C Term Loans or Tranche C Term Loan Commitments, (4) Tranche D Term Loans or Tranche D Term Loan Commitments, (5) Tranche E Term Loans or Tranche E Term Loan Commitments, (6) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8, (7) Extended Term Loans (of the same Extension Series) or (8) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Tranche E Term Loans, Tranche B Term Loan Commitments, Tranche C Term Loan Commitments, Tranche D Term Loan Commitments and Tranche E Term Loan Commitments).”

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(c)          Subsection 2.1 of the Credit Agreement is hereby amended by inserting the following as new clause (e) thereof:

“(e)       (i) Subject to the terms and conditions hereof, each Lender listed on Schedule A-4 attached hereto under the subheading “Lender” under the heading “Tranche E Term Loan Commitments” (the “New Tranche E Term Lenders”) agrees to make, in a single draw on the Fourth Amendment Effective Date, one or more Tranche E Term Loans to the Borrowers (on a joint and several basis as between the Borrowers) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A-4; provided that Exchanging Tranche D Lenders shall make their respective Tranche E Term Loans by exchanging their Tranche D Term Loans for Rollover Indebtedness in lieu of their pro rata portion of the prepayment of Tranche D Term Loans  pursuant to Subsection 4.4(g) of the Credit Agreement.

(ii) Subject to the terms and conditions hereof, on the Fourth Amendment Effective Date, upon execution of the Fourth Amendment by an Existing Tranche D Term Lender and the indication on such Lender’s signature page that such Existing Tranche D Term Lender elects to exchange, through a cashless rollover pursuant to Subsection 4.4(g) of the Credit Agreement, all of such Lender’s Tranche D Term Loans for Tranche E Term Loans (each such Existing Tranche D Term Lender, an “Exchanging Tranche D Lender”), the amount of Tranche D Term Loans held by such Exchanging Tranche D Lender (or such lesser amount allocated to such Lender by the Administrative Agent) shall be exchanged for Tranche E Term Loans. For the avoidance of doubt, such Tranche E Term Loans held by an Exchanging Tranche D Lender shall constitute “Rollover Indebtedness” for all purposes under this Agreement.

(iii) The Tranche E Term Loans shall be incurred as Eurodollar Loans with an initial Interest Period of one month and except as hereinafter provided, shall, at the option of the Borrower Representative, be maintained as, and/or converted into, ABR Loans or Eurodollar Loans.

(iv) Once repaid, Tranche E Term Loans incurred hereunder may not be reborrowed. On the Fourth Amendment Effective Date (after giving effect to the incurrence of Tranche E Term Loans on such date), the Tranche E Term Loan Commitment of each Tranche E Term Lender shall terminate.”

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(d)          Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i)       by amending and restating clause (a) thereof as follows:

“(a)        The Borrowers agree that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans, the Tranche C Term Loans, the Tranche D Term Loans or the Tranche E Term Loans), the First Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans), the Second Amendment Effective Date (in the case of requests relating to the Tranche C Term Loans), the Third Amendment Effective Date (in the case of requests relating to the Tranche D Term Loans) or the Fourth Amendment Effective Date (in the case of requests relating to the Tranche E Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrowers will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note” and, collectively, the “Notes”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrowers. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date, each Note in respect of a Tranche C Term Loan shall be dated the Second Amendment Effective Date, each Note in respect of a Tranche D Term Loan shall be dated the Third Amendment Effective Date and each Note in respect of a Tranche E Term Loan shall be dated the Fourth Amendment Effective Date. Each Note shall be payable as provided in Subsections 2.2(b), 2.2(c), 2.2(d) or 2.2(e), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”; and

(ii)       by inserting the following as new clause (f) thereof:

“(f)        The Tranche E Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on September 30, 2018 up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche E Term Loans then outstanding):

Date	Amount

Each March 31, June 30, September 30 and December 31 ending on or after the Fourth Amendment Effective Date and prior to the Initial Term Loan Maturity Date	0.25% of the aggregate initial principal amount of the Tranche E Term Loans on the Fourth Amendment Effective Date

Initial Term Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Initial Term Loans

”.

(e)        Subsection 2.3 of the Credit Agreement is hereby amended by replacing each reference to “, the First Amendment Effective Date, the Second Amendment Effective Date or the Third Amendment Effective Date” with “, the First Amendment Effective Date, the Second Amendment Effective Date, the Third Amendment Effective Date or the Fourth Amendment Effective Date” in the first and third sentences thereof.

(f)        Subsection 4.4 of the Credit Agreement is hereby amended by adding the following as the last sentence of clause (a) thereof:

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“Each prepayment of Tranche E Term Loans pursuant to this Subsection 4.4(a) made on or prior to the date that is six months after the Fourth Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing incurred in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b).”

(g)        Subsection 4.5 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b)      If, prior to (i) the date that is six months after the Closing Date (in the case of Original Initial Term Loans), (ii) the date that is six months after the First Amendment Effective Date (in the case of Tranche B Term Loans), (iii) the date that is six months after the Second Amendment Effective Date (in the case of Tranche C Term Loans), (iv) the date that is six months after the Third Amendment Effective Date (in the case of Tranche D Term Loans) or (v) the date that is six months after the Fourth Amendment Effective Date (in the case of Tranche E Term Loans), the Borrowers make an optional prepayment in full of such Loans in an amount equal to the Net Cash Proceeds received by the Borrowers or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of such Loans being prepaid. If, prior to (i) the date that is six months after the Closing Date (in the case of Original Initial Term Loans), (ii) the date that is six months after the First Amendment Effective Date (in the case of Tranche B Term Loans), (iii) the date that is six months after the Second Amendment Effective Date (in the case of Tranche C Term Loans), (iv) the date that is six months after the Third Amendment Effective Date (in the case of Tranche D Term Loans) or (v) the date that is six months after the Fourth Amendment Effective Date (in the case of Tranche E Term Loans), any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace such Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of such Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”

(h)        Subsection 5.16 of the Credit Agreement is hereby amended by deleting the reference to “and (v)” appearing immediately before the words “in the case of all other Loans” in the first sentence thereof and replacing it with “, (v) in the case of the Tranche E Term Loans, to repay the Tranche D Term Loans that are not exchanged for Tranche E Term Loans pursuant to the Fourth Amendment, to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause (v) and/or to finance the working capital, capital expenditures, business requirements and for other purposes of the Parent Borrower and its Subsidiaries not prohibited by this Agreement and (vi)”.

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(i)        Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedules A, A-1, A-2 and A-3” in clause (a) thereof and replacing it with “Schedules A, A-1, A-2, A-3 and A-4”.

(j)        The Schedules to the Credit Agreement are hereby amended by adding Annex I hereto as new Schedule A-4.

Section 1.2        Consents etc.

(a)        Each of the Exchanging Tranche D Lenders, the New Tranche E Term Lenders, the Supplemental Tranche E Term Lenders, the Administrative Agent and the Collateral Agent consents to and approves this Amendment and the amendments to the Credit Agreement and the Guarantee and Collateral Agreement effected hereby.

(b)       Any requirement to deliver a notice pursuant to Subsection 4.4(a) or Subsection 11.2 of the Credit Agreement is hereby waived by the Lenders and the Administrative Agent in connection with any prepayment of such Tranche D Term Loans on the Fourth Amendment Effective Date.

(c)       Each Exchanging Tranche D Lender hereby waives any right to receive any payments under Subsection 4.12 of the Credit Agreement as a result of the Tranche E Effective Date Transactions. It is understood and agreed that the Parent Borrower, with the consent of the Administrative Agent, may elect on or prior to the Fourth Amendment Effective Date that the Tranche E Term Loans for which the Tranche D Term Loans are exchanged be Eurodollar Loans having an Interest Period designated by the Parent Borrower, regardless of whether the Fourth Amendment Effective Date is the last day of an Interest Period with respect to such exchanged Tranche D Term Loans (which, for the avoidance of doubt, may include Interest Periods of one week or two weeks).

(d)       The Parent Borrower hereby agrees that it shall, together with any prepayment of the Tranche D Term Loans pursuant to this Amendment, pay to the Existing Tranche D Term Lenders, on the Fourth Amendment Effective Date, accrued and unpaid interest to the Fourth Amendment Effective Date on the amount of Tranche D Term Loans prepaid or exchanged pursuant to this Amendment.

Section 1.3       Additional Amendments

(a)        Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)       by adding the following new defined terms in the appropriate alphabetical order:

“Cash Capped Incremental Facility”: as defined in the definition of “Maximum Incremental Facilities Amount”.

“Ratio Incremental Facility”: as defined in the definition of “Maximum Incremental Facilities Amount”.

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(ii)       by amending and restating the definition of “Change of Control” as follows:

““Change of Control”: (i) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the Closing Date) other than one or more Permitted Holders, shall be the “beneficial owner” of (A) so long as Holdings is a Subsidiary of any Parent Entity, shares or units of Voting Stock having more than 50.0% of the total voting power of all outstanding shares of such Parent Entity (other than a Parent Entity that is a Subsidiary of another Parent Entity) and (B) if Holdings is not a Subsidiary of any Parent Entity, shares or units of Voting Stock having more than 50.0% of the total voting power of all outstanding shares of Holdings; (ii) Holdings shall cease to own, directly or indirectly, 100.0% of the Capital Stock of the Parent Borrower (or any Successor Borrower), unless Holdings and the Parent Borrower shall have been merged, consolidated or amalgamated with one another; or (iii) a “Change of Control” (or comparable term) as defined in the Senior ABL Facility Agreement relating to Indebtedness and any unused commitments thereunder in an aggregate principal amount equal to or greater than $25,000,000. Notwithstanding anything to the contrary in the foregoing, the Transactions shall not constitute or give rise to a Change of Control.”

(iii)       by amending the definition of “Consolidated Net Income” to delete the “and” at the end of clause (xii), replace the “;” at the end of clause (xiii) with “, and” and add the following as new clause (xiv):

“(xiv) any expenses, charges and losses in the form of earn-out obligations and contingent consideration obligations (including to the extent accounted for as performance and retention bonuses, compensation or otherwise) and adjustments thereof and purchase price adjustments, in each case paid in connection with any acquisition, merger or consolidation or Investment;”

(iv)       by amending and restating the definition of “Consolidated Secured Indebtedness” as follows:

““Consolidated Secured Indebtedness”: as of any date of determination, (i) an amount equal to the Consolidated Total Indebtedness (without regard to clause (ii) of the definition thereof) as of such date that in each case is then secured by Liens on property or assets of the Parent Borrower and its Restricted Subsidiaries (other than (x) property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby and (y) solely with respect to the determination of the amount available to be Incurred pursuant to the Ratio Incremental Facility and clause (s) of “Permitted Liens”, Indebtedness Incurred pursuant to the Cash Capped Incremental Facility), minus (ii) the sum of (A) the amount of such Indebtedness consisting of Indebtedness of a type referred to in, or Incurred pursuant to, Subsection 8.1(b)(ix) and (B) Unrestricted Cash of the Parent Borrower and its Restricted Subsidiaries.”

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(v)       by amending and restating the second proviso in the first paragraph of the definition of “Consolidated Secured Leverage Ratio” as follows:

“provided that, in the event that the Borrower Representative shall classify Indebtedness Incurred on the date of determination as secured in part pursuant to clause (k)(1) of the “Permitted Liens” definition in respect of Indebtedness Incurred pursuant to the Ratio Incremental Facility and in part pursuant to such clause (k)(1) in respect of Indebtedness Incurred pursuant to Subsection 8.1(b)(i) (other than pursuant to the Ratio Incremental Facility) or one or more other clauses of the definition of “Permitted Liens” (other than clause (s)), as provided in clause (x) of the final paragraph of such definition, any calculation of the Consolidated Secured Leverage Ratio, including in the definition of “Maximum Incremental Facilities Amount”, shall not include any such Indebtedness (and shall not give effect to any Discharge of Indebtedness from the proceeds thereof) not Incurred pursuant to the Ratio Incremental Facility and (y) in the event that the Borrower Representative shall classify Indebtedness Incurred on the date of determination as secured in part pursuant to clause (s) of the “Permitted Liens” definition and in part pursuant to one or more other clause of the definition of “Permitted Liens” (other than clause (k)(1) in respect of Indebtedness Incurred pursuant to the Ratio Incremental Facility), as provided in clause (y) of the final paragraph of such definition, any calculation of the Consolidated Secured Leverage Ratio shall not include any such Indebtedness (and shall not give effect to any Discharge of Indebtedness from the proceeds thereof) to the extent secured pursuant to any such other clause of such definition.”

(vi)       by amending the definition of “Consolidated Total Indebtedness” to include the following sentence at the end of such definition:

“For purposes hereof, any earn-out or similar obligations shall not constitute Consolidated Total Indebtedness until such obligation becomes a liability on the consolidated balance sheet of the Parent Borrower in accordance with GAAP and is not paid within 30 days after becoming due and payable.”

(vii)       by amending and restating the definition of “Contract Consideration” as follows:

““Contract Consideration”: as defined in Subsection 4.4(e)(iii)(A)(2)(z).”

(viii)       by amending the definition of “Domestic Borrowing Base” to replace both instances of “85.0%” with “90.0%”.

(ix)       by amending the definition of “Excess Cash Flow” by amending and restating each of clauses (b)(ii), (b)(vii) and (b)(xi) thereof as follows:

“[Reserved].”

(x)       by amending the definition of “Foreign Borrowing Base” to replace both instances of “85%” with “90.0%”.

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(xi)       by amending and restating the definition of “LCA Election” as follows:

““LCT Election”: as defined in Subsection 1.2(i).”

(xii)       by amending and restating the definition of “LCA Test Date” as follows:

““LCT Test Date”: as defined in Subsection 1.2(i).”

(xiii)       by amending and restating the definition of “Limited Condition Acquisition” as follows:

““Limited Condition Transaction”: (x) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, by one or more of the Parent Borrower and its Subsidiaries of any assets, business or Person or any other Investment permitted by this Agreement, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third party financing or (y) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment.”

(xiv)       by amending and restating the definition of “Maximum Incremental Facilities Amount” as follows:

““Maximum Incremental Facilities Amount”: at any date of determination, the sum of (i) (a) on or prior to the Fourth Amendment Effective Date, $100,000,000 and (b) following the Fourth Amendment Effective Date, an amount equal to the greater of (1) $175,000,000 and (2) Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Parent Borrower are available (amounts incurred pursuant to this clause (i), the “Cash Capped Incremental Facility”) plus (ii) an unlimited amount if, after giving effect to the Incurrence of such amount (or, at the Borrower Representative’s option, on the date of the initial commitment to lend such additional amount after giving pro forma effect to the Incurrence of the entire committed amount of such additional amount), the Consolidated Secured Leverage Ratio shall not exceed 3.50 to 1.00 (as set forth in a certificate of a Responsible Officer of the Borrower Representative delivered to the Administrative Agent at the time of such Incurrence, together with calculations demonstrating compliance with such ratio (amounts incurred pursuant to this clause (ii), the “Ratio Incremental Facility”) (it being understood that (A) if pro forma effect is given to the entire committed amount of any such additional amount on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this clause (ii) and (B) for purposes of so calculating the Consolidated Secured Leverage Ratio under this clause (ii), any additional amount Incurred pursuant to this clause (ii) shall be treated as if such amount is Consolidated Secured Indebtedness, regardless of whether such amount is actually secured)); provided that, at the Borrower Representative’s option, capacity under the Ratio Incremental Facility shall be deemed to be used before capacity under the Cash Capped Incremental Facility.”

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(xv)       by amending and restating clauses (x) and (y) of the last paragraph of the definition of “Permitted Liens” as follows:

“(x) in the event that a portion of Indebtedness secured by a Lien could be classified as secured in part pursuant to clause (k)(1) above in respect of Indebtedness Incurred pursuant to the Ratio Incremental Facility (giving effect to the Incurrence of such portion of such Indebtedness), the Borrower Representative, in its sole discretion, may classify such portion of such Indebtedness (and any Obligations in respect thereof) as having been secured pursuant to clause (k)(1) above in respect of Indebtedness Incurred pursuant to the Ratio Incremental Facility and the remainder of the Indebtedness as having been secured pursuant to such clause (k)(1) in respect of Indebtedness Incurred pursuant to Subsection 8.1(b)(i) (other than pursuant to the Ratio Incremental Facility) or one or more of the other clauses of this definition (other than clause (s) above), (y) in the event that a portion of Indebtedness secured by a Lien could be classified in part pursuant to clause (s) above (giving effect to the Incurrence of such portion of Indebtedness), the Borrower Representative, in its sole discretion, may classify such portion of Indebtedness (and any Obligations in respect thereof) as having been secured pursuant to clause (s) above and the remainder of the Indebtedness as having been secured pursuant to one or more of the other clauses of this definition (other than clause (k)(1) above in respect of Indebtedness Incurred pursuant to the Ratio Incremental Facility) and”

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(b)          Subsection 1.2(h) of the Credit Agreement is hereby amended and restated as follows:

“(h)        In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of determining compliance with any provision of this Agreement which requires that no Default, Event of Default or specified Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall, at the option of the Borrower Representative, be deemed satisfied, so long as no Default, Event of Default or specified Default or Event of Default, as applicable, exists on the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given. For the avoidance of doubt, if the Borrower Representative has exercised its option under the first sentence of this clause (h), and any Default, Event of Default or specified Default or Event of Default, as applicable, occurs following the date (x) a definitive agreement for the applicable Limited Condition Transaction was entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default, Event of Default or specified Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.”

(c)          Subsection 1.2(i) of the Credit Agreement is hereby amended and restated as follows:

“(i)        In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of:

(i)       determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Coverage Ratio, the Consolidated Secured Leverage Ratio or the Consolidated Total Leverage Ratio or any other financial measure;

(ii)      testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated Total Assets); or

(iii)     any other determination as to whether any such Limited Condition Transaction and any related transactions (including any financing thereof) complies with the covenants or agreements contained in this Agreement;

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in each case, at the option of the Borrower Representative (the Borrower Representative’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under the laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in such other applicable jurisdiction) or (z) irrevocable notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters of the Parent Borrower ending prior to the LCT Test Date for which consolidated financial statements of the Parent Borrower are available, such Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower Representative has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates or in Consolidated EBITDA or Consolidated Total Assets of the Parent Borrower or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower Representative has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount with respect to the Incurrence or Discharge of Indebtedness or Liens, or the making of Restricted Payments, Asset Dispositions, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Parent Borrower or the designation of an Unrestricted Subsidiary on or following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement for such Limited Condition Transaction (if an acquisition or investment) is terminated or expires without consummation of such Limited Condition Transaction, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence or Discharge of Indebtedness and Liens and the use of proceeds thereof) have been consummated.”

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(d)          Subsection 4.4 of the Credit Agreement is hereby amended by amending and restating clause (e) thereof as follows:

“(e) “Mandatory Prepayment of Term Loans. (i) The Borrowers shall, in accordance with Subsection 4.4(g), prepay the Term Loans to the extent required by Subsection 8.4(b) (subject to Subsection 8.4(c)), (ii) if on or after the Closing Date, the Parent Borrower or any of its Restricted Subsidiaries shall Incur Indebtedness for borrowed money (excluding Indebtedness permitted pursuant to Subsection 8.1 other than Specified Refinancing Term Loans), the Borrowers shall, in accordance with Subsection 4.4(g), prepay the Term Loans (or, in the case of the incurrence of any Specified Refinancing Term Loans, the Tranche of Term Loans being refinanced) in an amount equal to 100.0% of the Net Cash Proceeds thereof minus the portion of such Net Cash Proceeds applied (to the extent the Parent Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase Pari Passu Indebtedness on a no more than pro rata basis with the Term Loans, in each case with such prepayment to be made on or before the fifth Business Day following notice given to each Lender of the Prepayment Date, as contemplated by Subsection 4.4(h), and (iii) the Borrowers shall, in accordance with Subsection 4.4(g), prepay the Term Loans within 120 days following the last day of the immediately preceding Fiscal Year (commencing with the first Fiscal Year commencing after the Closing Date) (each, an “ECF Payment Date”), in an amount equal to (A)(1) 50.0% (as may be adjusted pursuant to the last proviso of this clause (iii)) of the Parent Borrower’s Excess Cash Flow for such Fiscal Year minus (2) the sum of (s) the aggregate principal amount of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans, in each case to the extent constituting Pari Passu Indebtedness) prepaid pursuant to Subsection 4.4(a), Incremental Revolving Loans voluntarily prepaid to the extent accompanied by a corresponding permanent Incremental Revolving Commitment reduction and Pari Passu Indebtedness (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, repaid, repurchased or retired and any prepayment of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans, in each case to the extent constituting Pari Passu Indebtedness) pursuant to Subsection 4.4(l) (provided that such deduction for prepayments pursuant to Subsection 4.4(l) shall be limited to the actual cash amount of such prepayment), in each case during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (w) below), (u) the aggregate amount of cash consideration (including any expenses, charges and losses in the form of earn-out obligations and contingent consideration obligations (including to the extent accounted for as performance and retention bonuses, compensation or otherwise) and adjustments thereof and purchase price adjustments) paid by the Parent Borrower and the Restricted Subsidiaries (on a consolidated basis) in connection with Investments (including acquisitions) made during such Fiscal Year constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (iii) of the definition thereof and intercompany Investments by and among the Parent Borrower and its Restricted Subsidiaries) or made pursuant to Subsection 8.2 (which, in any event, shall not include any deemed application pursuant to clause (z) below), (v) the amount of Capital Expenditures either made in cash or accrued during such Fiscal Year (provided that, whether any such Capital Expenditures shall be deducted for the Fiscal Year in which cash payments for such Capital Expenditures have been paid or the Fiscal Year in which such Capital Expenditures have been accrued shall be at the Borrower Representative’s election; provided, further that, in no case shall any accrual of a Capital Expenditure which has previously been deducted under this clause (2) give rise to a subsequent deduction upon the making of such Capital Expenditure in cash in the same or any subsequent Fiscal Year) (which, in any event, shall not include any deemed application pursuant to clause (z) below), (w) the aggregate principal amount of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans, in each case to the extent constituting Pari Passu Indebtedness) prepaid pursuant to Subsection 4.4(a), Incremental Revolving Loans voluntarily prepaid to the extent accompanied by a corresponding permanent Incremental Revolving Commitment reduction and Pari Passu Indebtedness (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, repaid, repurchased or retired and any prepayment of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans, in each case to the extent constituting Pari Passu Indebtedness) pursuant to Subsection 4.4(l) (provided that such deduction for prepayments pursuant to Subsection 4.4(l) shall be limited to the actual cash amount of such prepayment), in each case during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and stated by the Borrower Representative as prepaid pursuant to this Subsection 4.4(e)(iii) (provided that no prepayments made pursuant to the other clauses of this Subsection 4.4(e) shall be included in Subsections 4.4(e)(iii)(A)(2)(w) or (x)), (x) any ABL Facility Loans prepaid to the extent accompanied by a corresponding permanent commitment reduction under the Senior ABL Facility during such Fiscal Year (which, in any event, shall not include any designated prepayment pursuant to clause (y) below), (y) the aggregate principal amount of ABL Facility Loans prepaid to the extent accompanied by a corresponding permanent commitment reduction under the Senior ABL Facility during the period beginning with the day following the last day of such Fiscal Year and ending on the ECF Payment Date and stated by the Borrower Representative as prepaid pursuant to this Subsection 4.4(e)(iii) and (z) at the Borrower Representative’s election, without duplication of amounts deducted from Excess Cash Flow pursuant to this Subsection 4.4(e)(iii)(2) in respect of prior Fiscal Years, the aggregate consideration required to be paid in cash by the Parent Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such Fiscal Year relating to Investments constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (iii) of the definition thereof and intercompany Investments by and among the Parent Borrower and its Restricted Subsidiaries) or made pursuant to Subsection 8.2 or Capital Expenditures to be consummated or made during the period of four consecutive fiscal quarters of the Parent Borrower following the end of such Fiscal Year, provided that to the extent the aggregate amount of cash actually utilized to finance such Investments and Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, in each case, excluding prepayments funded with proceeds from the Incurrence of long-term Indebtedness (including a revolving credit facility) (unless, in the case of clause (v), such Indebtedness has been repaid) (the amount described in this clause (A), the “ECF Payment Amount”) minus (B) the portion of such ECF Payment Amount applied (to the extent Parent Borrower or any of its Subsidiaries is required by the terms thereof) to prepay, repay or purchase Pari Passu Indebtedness on a no more than pro rata basis with the Term Loans; provided that (x) such percentage in clause (1) above shall be reduced to 0% if the Consolidated Secured Leverage Ratio as of the last day of the immediately preceding Fiscal Year was less than 3.00:1.00 and (y) the Borrowers shall only be required to make any payment described in clause (iii) to the extent that the ECF Payment Amount determined in accordance with clauses (1) and (2) of clause (iii)(A) exceeds $10,000,000, and in such case the ECF Payment Amount shall be the amount in excess of $10,000,000. Nothing in this Subsection 4.4(e) shall limit the rights of the Agents and the Lenders set forth in Section 9.”

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(e)          Subsection 7.1 of the Credit Agreement is hereby amended by adding “(or such longer period as would be permitted by the SEC if the Parent Borrower were then subject to SEC reporting requirements as a non-accelerated filer)” immediately following (1) “90th day” in clause (a) thereof and (2) “45th day” in clause (b) thereof.

(f)          Subsection 8.1(c) of the Credit Agreement is hereby amended by amending clause (ii) thereof by (1) adding “(x)” immediately prior to “Subsection 8.1(b)(xiii)” and (2) adding “and (y) the Cash Capped Incremental Facility shall cease to be deemed Incurred or outstanding for purposes of such definition but shall be deemed Incurred for the purposes of the Ratio Incremental Facility from and after the first date on which the Parent Borrower could have Incurred such Indebtedness under the Ratio Incremental Facility without reliance on such provision” immediately prior to “; (iii)”.

(g)          Subsection 8.2(b) of the Credit Agreement is hereby amended by (1) deleting “and” at the end of clause (xvi) thereof, (2) adding “and” at the end of clause (xvii) thereof and (3) adding the new clause (xviii) thereof below immediately following clause (xvii) and before “provided that”:

“(xviii) Restricted Payments in cash to pay or permit the Parent Borrower or any Restricted Subsidiary to pay any amounts payable in respect of guarantees, indemnities, obligations in respect of earn-outs or other purchase price adjustments, or similar obligations, incurred in connection with the acquisition or disposition of any business, assets or Person, as long as such business, assets or Person have been acquired by or disposed of by the Parent Borrower or a Restricted Subsidiary, or such business, assets or Person (or in the case of a disposition, the Net Available Cash thereof) have been contributed to the Parent Borrower or a Restricted Subsidiary;”.

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Section 1.4        Collateral Amendments.

(a)          Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)       by adding the following new defined term in the appropriate alphabetical order:

“Flood Insurance Laws”: collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

(b)          Subsection 7.9 of the Credit Agreement is hereby amended by adding the following to the first sentence of clause (a) thereof: (1) “(x)” immediately prior to “with a purchase price or a Fair Market Value” and (2) “and (y) is not located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency in accordance with the Flood Insurance Laws” immediately following “$7,500,000”.

(c)          Subsection 1.1 of the Guarantee and Collateral Agreement is hereby amended as follows:

(i)       by adding the following new defined term in the appropriate alphabetical order:

“Flood Insurance Laws”: collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

(d)         Subsection 3.3(h) of the Guarantee and Collateral Agreement is hereby amended by inserting “(i)” prior to “if the fair market value” and adding “and (ii) is not located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency in accordance with the Flood Insurance Laws” immediately following “$5,000,000 individually”.

Article II

CONDITIONS PRECEDENT TO EFFECTIVENESS

Section 2.1        Conditions Precedent to Effectiveness.

(a)        The effectiveness of the amendments set forth in Subsection 1.1 of this Amendment, including the obligation of each New Tranche E Term Lender to make, and each Exchanging Tranche D Lender to exchange its Tranche D Term Loan for, a Tranche E Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Fourth Amendment Effective Date” and the time of such satisfaction or waiver of such conditions being referred to herein as the, the “Fourth Amendment Effective Time”):

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(1)        the Parent Borrower, the OpCo Borrower, the Administrative Agent, the Collateral Agent, the New Tranche E Term Lenders and the Exchanging Tranche D Lenders have each delivered a duly executed counterpart of this Amendment to the Administrative Agent (which, in the case of Exchanging Tranche D Lenders, may be in the form of an Existing Tranche D Lender Signature Page);

(2)        each Guarantor shall have delivered a duly executed counterpart of the acknowledgment and consent attached to this Amendment (the “Acknowledgment”) to the Administrative Agent;

(3)        the Administrative Agent shall have received (A)(i) true and complete copies of resolutions of the board of directors or a duly authorized committee thereof of each of the Loan Parties approving and authorizing the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended by this Amendment and (ii) incumbency and the signature of authorized signatories, in each case, certified as of the Fourth Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of the Borrowers as being in full force and effect without modification or amendment and (B) a good standing certificate (or the equivalent thereof) for each of the Loan Parties from its jurisdiction of formation;

(4)        the Administrative Agent shall have received a certificate, in form and substance reasonably satisfactory to the Administrative Agent, of the Parent Borrower dated as of the Fourth Amendment Effective Date signed by a Responsible Officer of the Parent Borrower certifying as to the matters set forth in clauses (5) and (6) below;

(5)        each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date;

(6)        no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date after giving effect to the effectiveness hereof;

(7)        the Parent Borrower shall have delivered to the Administrative Agent and the Lenders an opinion from each of Debevoise & Plimpton LLP and Richards, Layton & Finger, P.A., in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Fourth Amendment Effective Date;

(8)        UBS Securities LLC, as a Lead Arranger, and UBS AG, Stamford Branch, as the Administrative Agent, shall have received all fees and expenses related to the Tranche E Term Loans to the extent due (which may be offset against the proceeds thereof); and

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(9)        with respect to the initial Tranche E Term Loans, the Administrative Agent shall have received a notice of such Borrowing as required by Subsection 2.3 of the Credit Agreement (or such notice shall have been deemed given in accordance with Subsection 2.3 of the Credit Agreement).

The making of Tranche E Term Loans by the Tranche E Term Lenders and the exchange of Tranche D Term Loans for Tranche E Term Loans by the Exchanging Tranche D Lenders shall, in each case, conclusively be deemed to constitute an acknowledgment by the Administrative Agent and each Lender that each of the conditions precedent set forth herein shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

(b)        The effectiveness of the amendments set forth in Subsections 1.2 and 1.3 of this Amendment shall be subject to the occurrence of the Fourth Amendment Effective Time and shall also be subject to the condition that the Administrative Agent shall have received a counterpart of this Amendment executed by each Tranche E Term Lender (including Supplemental Tranche E Term Lenders) who in the aggregate constitute Required Lenders.

(c)        The effectiveness of the amendments set forth in Subsection 1.4 of this Amendment shall be subject to the conditions set forth in clauses (a) and (b) above and shall also be subject to the receipt of the written consent of the Required Lenders (as such term is defined in the Senior ABL Facility Agreement) under the Senior ABL Facility Agreement to corresponding changes being made in the Senior ABL Facility Agreement and other applicable ABL Facility Documents.

Article III

REPRESENTATIONS AND WARRANTIES

As of the date hereof, each of the Borrowers, represents and warrants as follows:

Section 3.1      Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers), to the extent that the failure to be in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a foreign corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

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Section 3.2       Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of each Borrower, this Amendment and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Amendment has been duly executed and delivered by each Borrower and the Acknowledgment has been duly executed and delivered by each Guarantor. This Amendment constitutes a legal, valid and binding obligation of each Borrower hereto and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

Section 3.3       No Legal Bar. The execution, delivery and performance of this Amendment or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

Section 3.4       Representations and Warranties; No Default. Each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the date hereof as if made on and as of such date. On the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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Article IV

MISCELLANEOUS

Section 4.1     Effect of Amendment and 2018 Increase Supplement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Amendment and the 2018 Increase Supplement, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Credit Agreement as amended by this Amendment and the 2018 Increase Supplement. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. Each of this Amendment and the 2018 Increase Supplement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.2     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 11.6 of the Credit Agreement.

Section 4.3      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 4.4       Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

Section 4.5      Governing Law, etc. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. Each party hereto hereby irrevocably and unconditionally:

(1)        submits for itself and its property in any legal action or proceeding relating to this Amendment to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Amendment shall be deemed or operate to preclude (i) any Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Term Loan Facility Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Section 4.5 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 4.5(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;

22

(2)        consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(3)        agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower Representative, the applicable Lender or the Administrative Agent, as the case may be, at the address specified in Subsection 11.2 of the Credit Agreement or at such other address of which the Administrative Agent, any such Lender and the Borrower Representative shall have been notified pursuant thereto;

(4)        agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(5)        waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 4.5 any consequential or punitive damages.

EACH OF THE BORROWERS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 4.6       Lead Arrangers and Documentation Agents. Subsection 10.12 of the Credit Agreement is hereby incorporated by reference with respect to each of the Lead Arrangers and Documentation Agents.

[Remainder of this page is intentionally left blank.]

23

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SITEONE LANDSCAPE SUPPLY HOLDING, LLC
as Parent Borrower

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC
as OpCo Borrower

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Fourth Amendment to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

[Signature Page to Fourth Amendment to Amended and Restated Credit Agreement]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

5180-2 CLO LP
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Adams Mill CLO Ltd.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AEGIS Electric and Gas International Services, Ltd.
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AIB Debt Management, Limited.

By:	/s/ Joan Chen
	Name:	Joan Chen
	Title:	Assistant Vice President
Investment Adviser to AIB Debt Management, Limited

By:	/s/ Thomas Allen
	Name:	Thomas Allen
	Title:	Assistant Vice President
Investment Adviser to AIB Debt Management, Limited

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AXA IM Inc. for and on behalf of Allegro CLO I, Limited

By:	/s/ Vera Fernholz
	Name:	Vera Fernholz
	Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AXA

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AXA IM Inc. for and on behalf of Allegro CLO II, Limited

By:	/s/ Vera Fernholz
	Name:	Vera Fernholz
	Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AXA

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AXA IM Inc. for and on behalf of Allegro CLO III, Limited

By:	/s/ Vera Fernholz
	Name:	Vera Fernholz
	Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AXA

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AMMC CLO 16, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AMMC CLO XI, LIMITED
By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

American Money Management Corp.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Apex Credit CLO 2015-II Ltd.
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Apex Credit CLO 2018 Ltd.

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XI
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XII
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Apidos CLO XIX
BY: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XV
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XVI
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XVII
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XVIII
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XX
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XXI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XXII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Apidos CLO XXIII
By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XXIV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XXV
By: Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XXVI

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

APIDOS CLO XXVII

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Apidos CLO XXVIII
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Ascension Alpha Fund, LLC
By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AMUNDI PIONEER ASSET MANAGEMENT, INC.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Ascension Health Master Pension Trust
By: Amundi Pioneer Institutional Asset Management, Inc.

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AMUNDI PIONEER ASSET MANAGEMENT, INC.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Associated Electric & Gas Insurance Services Limited
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Associated Electric & Gas Insurance Services Limited
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ATRIUM IX
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Atrium X
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Bandera Strategic Credit Partners II, LP
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Bean Creek CLO, Ltd

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CreekSource, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Clear Creek CLO, Ltd

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CreekSource, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Deer Creek CLO, Ltd

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CreekSource, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Mill Creek CLO II, Ltd

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CreekSource, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Silver Creek CLO, Ltd

By:	/s/ Bryan Higgins
	Name:	Bryan Higgins
	Title:	Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CreekSource, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Black Diamond CLO 2014-1 Ltd.
By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Black Diamond

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Blackstone GSO U.S. Loan Funding Designated Activity Company

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Blackstone / GSO Senior Loan Portfolio
By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Blue Cross and Blue Shield of Florida, Inc.
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Brookside Mill CLO Ltd.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Buffalo High yield Fund

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	Attorney –in-fact

If a second signature is necessary:

By:	N/A
Name:
Title:

Name of Fund Manager (if any):

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CARE Super
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catamaran CLO 2013-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catamaran CLO 2014-1 Ltd.
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catamaran CLO 2014-2 Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catamaran CLO 2015-1 Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catamaran CLO 2016-1 LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catamaran CLO 2018-1 Ltd.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Trimaran Advisors, L.L.C.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Catskill Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Chenango Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Christian Super
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CIFC Funding 2018-I, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CIFC Asset Management

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CIFC Funding 2018-II, Ltd.
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CIFC Asset Management

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CIFC Funding 2018-III Warehouse, Ltd.
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CIFC Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

City of New York Group Trust
BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CLC Leveraged Loan Trust
By: Challenger Life Nominees PTY Limited as Trustee
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Cole Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Cook Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

COPPERHILL LOAN FUND I, LLC
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Cumberland Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CUTWATER 2014-I, Ltd.

By:	/s/ John Bluemke
	Name:	John Bluemke
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Cutwater Investor Services Corp.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CUTWATER 2014-II, Ltd.

By:	/s/ John Bluemke
	Name:	John Bluemke
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Cutwater Investor Services Corp.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

CUTWATER 2015-I, Ltd.

By:	/s/ John Bluemke
	Name:	John Bluemke
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Cutwater Investor Services Corp.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

DaVinci Reinsurance Ltd.
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Dorchester Park CLO Designated Activity Company
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Dunham Floating Rate Bond Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Newfleet Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Electronic Data Systems 1994 Pension Scheme by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Electronic Data Systems Retirement Plan
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Employers Insurance Company of Wausau

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Liberty Mutual Insurance

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Endurance Investment Holdings Ltd.
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ERIE INDEMNITY COMPANY
By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ERIE INSURANCE EXCHANGE
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

First American Title Insurance Company
By: Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Four Points Multi-Strategy Master Fund Inc. (Loan Account)
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

GGH Leveraged Loan Fund, A Series Trust of MYL Global Investment Trust
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Trinh, Kaitlin
	Name:	Trinh, Kaitlin
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

GILBERT PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Greenwood Park CLO Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Guggenheim Loan Master Fund, Ltd
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Guggenheim U.S. Loan Fund II
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Health Employees Superannuation Trust Australia by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Highmark Inc.
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ICG US CLO 2018-1, Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Intermediate Capital Group, Inc.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ICG US CLO 2018-2 Ltd.

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Intermediate Capital Group, Inc.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ICICI Bank Canada

By:	/s/ Sandeep Goel
	Name:	Sandeep Goel
	Title:	Senior Vice President & Chief Risk Officer
ICICI Bank Canada

By:	/s/ Leslie Mathew
	Name:	Leslie Mathew
	Title:	Assistant Vice President Corporate & Commercial Banking ICICI Bank Canada

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

ING Capital LLC

By:	/s/ Keith Alexander
	Name:	Keith Alexander
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Michael Kim
	Name:	Michael Kim
	Title:	Vice President

Name of Fund Manager (if any):

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Jackson Mill CLO Ltd.
By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Jefferson Mill CLO, Ltd.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

JFIN CLO 2013 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

JFIN CLO 2014 LTD
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

JFIN CLO 2014-II LTD.
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Apex Credit Partners LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Kentucky Retirement Systems (Shenkman - Insurance Fund Account)
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Kentucky Retirement Systems (Shenkman - Pension Account)
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Kentucky Teachers’ Retirement System Insurance Trust Fund
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KP FIXED INCOME FUND
By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KVK CLO 2013-1 Ltd.
By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

THL Credit Senior Loan Strategies LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KVK CLO 2013-2, Ltd.
By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

THL Credit Senior Loan Strategies LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KVK CLO 2014-1 Ltd.
By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

THL Credit Senior Loan Strategies LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KVK CLO 2014-2 Ltd.
By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

THL Credit Senior Loan Strategies LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KVK CLO 2014-3 Ltd.
By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

THL Credit Senior Loan Strategies LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

KVK CLO 2018-1 Ltd.
By THL Credit Advisors LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

THL Credit Senior Loan Strategies LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Liberty Mutual Insurance Company

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Liberty Mutual Insurance

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Liberty Mutual Retirement Plan Master Trust, as Assignee
By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Liberty Mutual Insurance

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Credit Opportunities Fund
By: Loomis, Sayles & Company, L.P., Its Investment Adviser
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Loomis Sayles Senior Floating Rate & Fixed Income Fund
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

MADISON FLINTHOLM SENIOR LOAN FUND I DAC
By: Credit Suisse Asset Management LLC, as Investment Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

MADISON PARK FUNDING X, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XIII, Ltd.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XIX, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XV, Ltd.
BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

MADISON PARK FUNDING XVII, LTD.
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XVIII, Ltd.
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XX, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XXII, Ltd.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XXVII, Ltd.
By: Credit Suisse Asset Management, LLC, as Asset Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Madison Park Funding XXX, Ltd.
By: Credit Suisse Asset Management, LLC as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Natixis Loomis Sayles Senior Loan Fund
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Newfleet CLO 2016-1, Ltd.

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Newfleet Asset Management

Form of Lender Signature Page to Amendment

The undersigned, a Lender holding Tranche D Term Loans (“you”), hereby consents to the Fourth Amendment to Amended and Restated Credit Agreement, which will amend the Amended and Restated Credit Agreement, dated as of April 29, 2016 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 23, 2016, the Second Amendment to Amended and Restated Credit Agreement, dated as of May 24, 2017 and the Third Amendment to Amended and Restated Credit Agreement, dated as of December 12, 2017, and as may be further amended, supplemented, waived or otherwise modified from time to time prior to the Amendment (as defined below), the “Existing Credit Agreement”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower’'), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party thereto (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party thereto, and which is proposed to be dated on or around August 14, 2018 and to be entered into among the Borrowers, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Lender Signature Page to Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing Credit Agreement, as applicable.

If you are an Existing Tranche D Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Lender Signature Page to Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Norrep Short Term Income Fund

By:	/s/ Keith Leslie
	Name:	Keith Leslie
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Norrep Capital Management Ltd.

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

NORTHWOODS CAPITAL XI-B, LIMITED
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Angelo Gordon and Co.

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

NORTHWOODS CAPITAL XII-B, LIMITED
By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Angelo Gordon and Co.

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Northwoods Capital XIV, Limited
BY: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Chris Brescio
	Name:	Chris Brescio
	Title:	Director of Trading

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Angelo Gordon and Co.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

NZCG Funding Ltd
BY: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Octagon Investment Partners 33, LTD.
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Octagon Investment Partners 34, Ltd.
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Octagon Investment Partners XVI, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Octagon Investment Partners XVII, Ltd.
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Octagon Credit Investors, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Peerless Insurance Company

By:	/s/ Scott Russian
	Name:	Scott Russian
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Liberty Mutual Insurance

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

PensionDanmark Pensionsforsikringsaktieselskab
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Guggenheim Partners, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

PHILLIPS 66 RETIREMENT PLAN TRUST
By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Pioneer Floating Rate Fund
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AMUNDI PIONEER ASSET MANAGEMENT, INC.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Pioneer Investments Diversified Loans Fund
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AMUNDI PIONEER ASSET MANAGEMENT, INC.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

PI Solutions - Global Floating Rate Income
By: Amundi Pioneer Asset Management, Inc.

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Secretary and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

AMUNDI PIONEER ASSET MANAGEMENT, INC.

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture 31 CLO, Limited
By: its investment advisor
MJX Venture Management III LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Regatta II Funding LP
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Regatta IV Funding Ltd
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

REGATTA IX FUNDING LTD.
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
	Name:	Hanlon, Melanie
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Regatta V Funding Ltd
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Regatta VI Funding Ltd
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
	Name:	Hanlon, Melanie
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Regatta VII Funding Ltd
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
	Name:	Hanlon, Melanie
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

REGATTA VIII FUNDING LTD
By: Regatta Loan Management LLC attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

REGATTA X FUNDING LTD.
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
	Name:	Hanlon, Melanie
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

REGATTA XI FUNDING LTD.
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
	Name:	Hanlon, Melanie
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Regatta XIII Funding Ltd.
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Napier Park Global

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Romark WM-R Ltd
Romark CLO Advisors LLC as Collateral Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Seneca Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Senior Floating Rate Fund LLC
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☑	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Senior Floating Rate Loan Fund
By: Loomis, Sayles & Company, L.P., Its Investment Adviser
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Loomis Sayles

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Shenkman Floating Rate High Income Fund
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO II, Ltd
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO III-R, Ltd.
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO IV-R, Ltd.
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO V-R, Ltd.
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO X, Ltd.
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO XI, Ltd.
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO XII, Ltd.
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO XIV, Ltd.
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sound Point CLO XVII, Ltd.
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Alvin Mai
	Name:	Alvin Mai
	Title:	Operations Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Sound Point Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL
By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Stelle HYFI Loan Fund
By: Credit Suisse Asset Management, LLC, acting by attorney for G.A.S. (Cayman) Limited, in its capacity as trustee of Stelle HYFI Loan Fund, a series trust of Global Multi Strategy

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Stewart Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sudbury Mill CLO, Ltd.
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Sumitomo Mitsui Banking Corp.

By:	/s/ Hitoshi Ryoji
	Name:	Hitoshi Ryoji
	Title:	Managing Director

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

AIG Flexible Credit Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Newfleet Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Swiss Capital Pro Loan V plc

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CVC Credit Partners

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Teachers’ Retirement System of the State of Kentucky
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Thacher Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

THE EATON CORPORATION MASTER RETIREMENT TRUST
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Treman Park CLO, Ltd.
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Tucker's Point Funding ULC

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Scotiabank

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

UBS AG, STAMFORD BRANCH

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

If a second signature is necessary:

By:	/s/ Nima Gandhi
	Name:	Nima Gandhi
	Title:	Associate Director

Name of Fund Manager (if any):

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture 28A CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture X CLO, Limited
By its Collateral Manager, MJX
Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XII CLO, Limited
BY: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XIII CLO, Limited
By: its Investment Advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XIV CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XIX CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XVI CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subjects to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XVII CLO Limited
By: its investment advisor,
MJX Asset Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XX CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXIII CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXIV CLO, Limited
By: its investment advisor
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXIX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

VENTURE XXV CLO, LIMITED
By: its investment advisor,
MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXVI CLO, Limited
By: its investment advisor
MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXVII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXVIII CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Venture XXX CLO, Limited
By: its investment advisor
MJX Venture Management II LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Vibrant CLO III, Ltd.
BY: DFG Investment Advisers, Inc.

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Vibrant CLO IV, Ltd.
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Vibrant CLO VIII, Ltd.
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Vibrant CLO X, Ltd.
By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
	Name:	Roberta Goss
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

DFG Investment Advisors, Inc.

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Virginia College Savings Plan
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Virtus Newfleet Dynamic Credit ETF

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Newfleet Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Virtus Newfleet Senior Floating Rate Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Newfleet Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Vista US Subsidiary 1 Fund, LLC
By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MJX Asset Management

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Webster Park CLO, Ltd
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

WESPATH FUNDS TRUST
By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Credit Suisse Asset Management, LLC

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

Westcott Park CLO, Ltd.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

GSO Capital

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

WM Pool - Fixed Interest Trust No. 7
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Dov Braun
	Name:	Dov Braun
	Title:	CFO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

SHENKMAN CAPITAL MANAGEMENT, INC

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Amendment and the 2018 Increase Supplement. Each Guarantor further acknowledges and agrees that all Obligations under the Credit Agreement as modified by this Amendment and the 2018 Increase Supplement shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement in accordance with the terms and provisions thereof.

GUARANTORS:

SITEONE LANDSCAPE SUPPLY HOLDING, LLC

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY, LLC

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

SITEONE LANDSCAPE SUPPLY BIDCO, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Acknowledgment to Fourth Amendment]

LESCO, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GREEN RESOURCE, LLC
By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GR4, LLC
By: SiteOne Landscape Supply, LLC, its sole manager

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

HYDRO-SCAPE PRODUCTS, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Acknowledgment to Fourth Amendment]

BISSETT EQUIPMENT CORP.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

ABS LOGISTICS LLC

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

AMERICAN BUILDERS SUPPLY, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

CANOGA MASONRY SUPPLY, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Acknowledgment to Fourth Amendment]

MASONRYCLUB, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

ATLANTIC IRRIGATION SPECIALTIES, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

ATLANTIC IRRIGATION SOUTH, LLC

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

AUTO-RAIN SUPPLY, INC.

By:	/s/ John Guthrie
	Name:	John Guthrie
	Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

[Signature Page to Acknowledgment to Fourth Amendment]

Exhibit A

Form of Lender Signature Page to Amendment

The undersigned, a Lender holding Tranche D Term Loans (“you”), hereby consents to the Fourth Amendment to Amended and Restated Credit Agreement, which will amend the Amended and Restated Credit Agreement, dated as of April 29, 2016 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 23, 2016, the Second Amendment to Amended and Restated Credit Agreement, dated as of May 24, 2017 and the Third Amendment to Amended and Restated Credit Agreement, dated as of December 12, 2017, and as may be further amended, supplemented, waived or otherwise modified from time to time prior to the Amendment (as defined below), the “Existing Credit Agreement”), among SiteOne Landscape Supply Holding, LLC (formerly known as JDA Holding LLC), a Delaware limited liability company (the “Parent Borrower”), SiteOne Landscape Supply, LLC (formerly known as John Deere Landscapes LLC), a Delaware limited liability company (the “OpCo Borrower”, and together with the Parent Borrower, collectively, the “Borrowers” and each individually, a “Borrower”), UBS AG, Stamford Branch, as administrative agent and collateral agent for the several banks and other financial institutions from time to time party thereto (in such capacities, the “Administrative Agent” or the “Collateral Agent”, as applicable) and the Lenders party thereto, and which is proposed to be dated on or around August 14, 2018 and to be entered into among the Borrowers, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Amendment”) and to the attachment of this Lender Signature Page to Amendment. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Amendment or the Existing Credit Agreement, as applicable.

If you are an Existing Tranche D Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Amendment, and to the attachment of this Lender Signature Page to Amendment, and hereby agree that all parties to the Amendment are express third party beneficiaries of this Lender Signature Page to Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Tranche D Term Loans held by such Lender for a Tranche E Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Tranche D Term Loans for Tranche E Term Loans, in which case the difference between the current principal amount of such Lender’s Tranche D Term Loans and the allocated principal amount of Tranche E Term Loans will be prepaid on, and subject to the occurrence of, the Fourth Amendment Effective Date.

☐	CASH SETTLEMENT OPTION

The undersigned Existing Tranche D Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Amendment and having 100% of the outstanding principal amount of the Tranche D Term Loans held by such Existing Term Lender repaid on the Fourth Amendment Effective Date and to purchase by assignment Tranche E Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Tranche D Term Loans in Tranche E Term Loans.

[NAME OF LENDER(S)]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Annex I

Schedule A-4

Tranche E Term Loan Commitments

Lender	Tranche E Term Loan Commitment
UBS AG, Stamford Branch	$89,386,473.16
Exchanging Tranche D Lenders	$257,984,815.69
Total:	$347,371,288.85

2018 Supplemental Term Loan Commitments

Lender	2018 Supplemental Term Loan Commitment
UBS AG, Stamford Branch	$100,000,000